                                                                    EXHIBIT 99.2

                             JOINT FILER INFORMATION

                 Item                               Information

Name:                                Wells Fargo Municipal Capital Strategies,
                                     LLC

Address:                             375 Park Avenue
                                     New York, New York 10152

Date of Event Requiring Statement    October 19, 2016
(Month/Day/Year):

Issuer Name and Ticker or Trading    Nuveen AMT-Free Quality Municipal Income
Symbol:                              Fund (NEA)

Relationship of Reporting Person(s)  10% Owner
to Issuer:

If Amendment, Date Original Filed    Not Applicable
(Month/Day/Year):

Individual or Joint/Group Filing:    Form filed by More than One Reporting
                                     Person

Signature:                           WELLS FARGO MUNICIPAL CAPITAL STRATEGIES,
                                     LLC

                                         By:  / s / Adam Joseph
                                              ---------------------------
                                         Name: Adam Joseph
                                         Title: President
                                         Date: October 21, 2016

                 Item                               Information

Name:                                Wells Fargo Bank, National Association

Address:                             101 North Phillips Avenue
                                     Sioux Falls, SD 57104

Date of Event Requiring Statement    October 19, 2016
(Month/Day/Year):

Issuer Name and Ticker or Trading    Nuveen AMT-Free Quality Municipal Income
Symbol:                              Fund (NEA)

Relationship of Reporting Person(s)  10% Owner
to Issuer:

If Amendment, Date Original Filed    Not Applicable
(Month/Day/Year):

Individual or Joint/Group Filing:    Form filed by More than One Reporting
                                     Person

Signature:                           WELLS FARGO BANK, National Association

                                         By:  / s / Adam Joseph
                                              -----------------------------
                                         Name: Adam Joseph
                                         Title: Managing Director
                                         Date: October 21, 2016